UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GREEN THUMB INDUSTRIES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

GREEN THUMB INDUSTRIES INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF GREEN THUMB INDUSTRIES INC.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2020

April 29, 2020

GREEN THUMB INDUSTRIES INC.

Notice of Annual General Meeting of Shareholders (the “Notice”)

The 2020 annual general meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., a British Columbia corporation (the “Corporation”), will be a virtual meeting held on June 23, 2020 beginning at 10 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2020.

The following matters will be considered at the Meeting:

•	The setting of the number of directors at seven;

•	The re-election of directors for the forthcoming year from the nominees proposed by management of the Corporation;

•

The re-appointment of Macias Gini & O’Connell LLP, as auditors for the Corporation and the authorization of the board of directors of the Corporation (the “Board”) to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Corporation is using notice-and-access to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Corporation’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the audited annual consolidated financial statements of the Corporation for the fiscal year ended December 31, 2019, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Corporation’s website at gtigrows.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.

The record date for the determination of shareholders of the Corporation entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is May 4, 2020 (the “Record Date”). Shareholders of the Corporation whose names have been entered in the register of shareholders of the Corporation at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Corporation may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Corporation who are unable to attend the Meeting or any adjournment(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to Broadridge (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 10:59 p.m. (Central Time) on June 19, 2020 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of April 29, 2020 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2020

The Notice of Annual General Meeting and Proxy Statement are available on our website at

investors.gtigrows.com/2020proxy. The 2019 Annual Report to Shareholders, which includes our Form 10-K for the year ended December 31, 2019, is available on our website at

investors.gtigrows.com/2019annualreport.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET

BY VISITING WWW.PROXYVOTE.COM

OR BY TELEPHONE (800) 690-6903

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

i

PROXY STATEMENT FOR THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2020

This proxy statement contains information about the 2020 annual general meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., to be held via live webcast on June 23, 2020 beginning at 10 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2020. The board of directors (the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Corporation” or “GTI” or similar terms refers to Green Thumb Industries Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 325 West Huron Street, Suite 412, Chicago, Illinois 60654.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the last business day preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Chair to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 available to shareholders on April 29, 2020.

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions for up to five years or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 23, 2020:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on April 15, 2020, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at investorrelations@gtigrows.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are also available on our website at investors.gtigrows.com, the SEC’s website at www.sec.gov and SEDAR at www.sedar.com.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 23, 2020 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Corporation. Proxies may also be solicited personally by employees of the Corporation at nominal cost to the Corporation.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Corporation and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Corporation has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Corporation if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•	be provided with a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge; or

•

be provided with a request for voting instructions. The Intermediary is required to send the Corporation an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder, and the Corporation or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Corporation (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Corporation’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

eDelivery ensures that Shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;

•	our proxy statement for the Meeting;

•	a Proxy Instrument or voting instruction card; and

•	our 2019 Annual Report on Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at investorrelations@gtigrows.com or by calling us at (312) 471-6720.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 412

Chicago, Illinois 60654

investorrelations@gtigrows.com

Note that while the Corporation’s headquarters remains subject to Illinois or other “stay-at-home” or similar orders in connection with the novel coronavirus (“COVID-19”), you should allow more time for receipt and processing of physical mail than under normal circumstances.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•	The setting of the number of directors at seven;

•	The re-election of directors for the forthcoming year from the nominees proposed by management of the Corporation;

•	The re-appointment of Macias Gini & O’Connell LLP, as auditors for the Corporation and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “AGAINST” for the setting of the number of directors at seven; “FOR” or “WITHHOLD” for the re-election of nominees for election as directors; and “FOR” or “WITHHOLD” for the appointment of Macias Gini & O’Connell LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the setting of the number of directors at seven, “FOR” each of its nominees for re-election to the Board and “FOR” the appointment of Macias Gini & O’Connell LLP, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, the quorum of shareholders is one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Setting the number of directors at seven 2. The election of directors 3. Appointment and remuneration of auditors	Majority of the votes cast on the proposal Majority of the votes cast on the proposal Majority of the votes cast on the proposal

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at investors.gtigrows.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On April 15, 2020, there were 703 shareholders of record holding (i) 144,986,403 Subordinate Voting Shares; (ii) 238,504 Multiple Voting Shares; and (iii) 390,814 Super Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Corporation or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournment(s) or postponement(s) thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

How can I vote at the Meeting?

You may vote, electronically at the Meeting or any adjournment(s) or postponement(s) thereof, those shares that you hold in your name as the shareholder of record. You may vote electronically at the Meeting shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our transfer agent, Odyssey Trust Company, at the following address:

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

How do I attend the virtual Meeting?

This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on May 4, 2020 or if you hold a valid proxy to vote at the annual meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2020. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 10 a.m., Central time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Central time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on May 4, 2020, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2020 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the meeting as a guest or by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 16-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual annual meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Corporation. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. In addition, given the potential uncertainties in connection with the current COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our shareholders and other Meeting attendees.

You will be able to attend the Meeting online and submit your questions or comments during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2020. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/GTBIF2020).

How do I submit questions or comments for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/GTBIF2020. Instructions will be available on the virtual Meeting site and technical assistance will be available.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS, FOR THE ELECTION OF DIRECTORS AND FOR THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP, CHARTERED PROFESSIONAL ACCOUNTANTS (“MGO”), AS THE AUDITORS OF THE CORPORATION AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 10:59 p.m. (Central time) on June 19, 2020 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:

•

by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Corporation c/o by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or

•	in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Corporation is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Corporation’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on March 23, 2021 and must be submitted to our Corporate Secretary at Green Thumb Industries Inc., 325 West Huron Street, Suite 412, Chicago, Illinois 60654. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Corporation and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Corporation’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Corporation’s last annual general meeting (March 23, 2021). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Chief Executive Officer at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”) and must be updated and supplemented as provided in the articles.

Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. See “Advance Notice Policy” under “Proposals 1 and 2—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading

“How may I nominate director candidates or present other business for consideration at a meeting?” To be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Corporation, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”

Description of the Corporation’s Voting Securities

The Corporation is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares.

On April 15, 2020, there were 703 shareholders of record holding (i) 144,986,403 Subordinate Voting Shares; (ii) 238,504 Multiple Voting Shares; and (iii) 390,814 Super Voting Shares.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of April 15, 2020, the Subordinate Voting Shares represent approximately 25.9% of voting rights attached to outstanding securities of the Corporation, the Multiple Voting Shares represent approximately 4.3% of voting rights attached to outstanding securities of the Corporation, and the Super Voting Shares represent approximately 69.8% of voting rights attached to outstanding securities of the Corporation.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of April 15, 2020 would be 207,918,203.

Holders of Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Corporation, except a meeting of which only holders of another particular class or series of shares of the Corporation have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Corporation, except a meeting of which only holders of another particular class or series of shares of the Corporation have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Holders of Super Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Corporation, except a meeting of which only holders of another particular class or series of shares of the Corporation have the right to vote. At each such meeting, holders of Super Voting Shares are entitled to 1,000 votes per share.

Our Registration Statement on Form 10, filed on December 20, 2019, and the amendments thereto provide further information regarding our securities.

Except as set out below, to the knowledge of the directors and officers of the Corporation, as of the April 15, 2020, no person beneficially owns or exercises control over, directly or indirectly, more than 10% of the outstanding voting securities of the Corporation:

Name of Shareholder	Number of Super Voting Shares Owned, Controlled or Directed		Percentage of Outstanding Super Voting Shares Owned, Controlled or Directed	Number of Multiple Voting Shares Owned, Controlled or Directed		Percentage of Outstanding Multiple Voting Shares Owned, Controlled or Directed	Number of Subordinate Voting Shares Owned, Controlled or Directed		Percentage of Outstanding Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Votes Attaching to all Outstanding Shares Owned, Controlled or Directed
Benjamin Kovler	270,655	(1)	69.25%	140,419	(1)	58.87%	99,249	(1)	0.07%	50.89%
Peter Kadens	55,729		14.26%	—		0.00%	878,609		0.61%	10.11%

Note:

(1)

Comprised of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares either (i) held, directly or indirectly, by Benjamin Kovler, his associates and/or certain other related entities and trusts, or (ii) over which Benjamin Kovler exercises direction or control.

Take-Over Bid Protection

Under applicable Canadian law, an offer to purchase Super Voting Shares would not necessarily require that an offer be made to purchase Subordinate Voting Shares or Multiple Voting Shares. In accordance with the rules applicable to most senior issuers in Canada, in the event of a take-over bid, the holders of Subordinate Voting Shares or of Multiple Voting Shares will be entitled to participate on an equal footing with holders of Super Voting Shares. The owners of all the outstanding Super Voting Shares entered into a customary coattail agreement with the Corporation and a trustee (the “Coattail Agreement”). The Coattail Agreement contains provisions customary for dual class, listed corporations designed to prevent transactions that otherwise would deprive the holders of Subordinate Voting Shares or of Multiple Voting Shares of rights under applicable take-over bid legislation to which they would have been entitled if the Super Voting Shares had been Subordinate Voting Shares or Multiple Voting Shares.

The undertakings in the Coattail Agreement do not apply to prevent a sale by any initial holder of Super Voting Shares if concurrently an offer is made to purchase Subordinate Voting Shares and Multiple Voting Shares that:

(a)

offers a price per Subordinate Voting Share or Multiple Voting Share (on an as converted to Subordinate Voting Share basis) at least as high as the highest price per share paid pursuant to the take-over bid for the Super Voting Shares (on an as converted to Subordinate Voting Share basis);

(b)

provides that the percentage of outstanding Subordinate Voting Shares or Multiple Voting Shares to be taken up (exclusive of shares owned immediately prior to the offer by the offeror or persons acting jointly or in concert with the offeror) is at least as high as the percentage of Super Voting Shares to be sold (exclusive of Super Voting Shares owned immediately prior to the offer by the offeror and persons acting jointly or in concert with the offeror);

(c)

has no condition attached other than the right not to take up and pay for Subordinate Voting Shares or Multiple Voting Shares tendered if no shares are purchased pursuant to the offer for Super Voting Shares; and

(d)	is in all other material respects identical to the offer for Super Voting Shares.

In addition, the Coattail Agreement does not prevent the transfer of Super Voting Shares by an initial holder to a Permitted Holder (as that term is defined in the articles). The conversion of Super Voting Shares into Multiple Voting Shares, whether or not such Multiple Voting Shares are subsequently sold or converted into Subordinate Voting Shares, would not constitute a disposition of Super Voting Shares for the purposes of the Coattail Agreement.

Under the Coattail Agreement, any disposition of Super Voting Shares (including a transfer to a pledgee as security) by a holder of Super Voting Shares party to the agreement will be conditional upon the transferee or pledgee becoming a party to the Coattail Agreement, to the extent such transferred Super Voting Shares are not automatically converted into Multiple Voting Shares in accordance with the Articles.

The Coattail Agreement contains provisions for authorizing action by the trustee to enforce the rights under the Coattail Agreement on behalf of the holders of the Subordinate Voting Shares or of the Multiple Voting Shares. The obligation of the trustee to take such action is conditional on the Corporation or holders of the Subordinate Voting Shares or of the Multiple Voting Shares, as the case may be, providing such funds and indemnity as the trustee may require. No holder of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, has the right, other than through the trustee, to institute any action or proceeding or to exercise any other remedy to enforce any rights arising under the Coattail Agreement unless the trustee fails to act on a request authorized by holders of not less than 10% of the outstanding Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, and reasonable funds and indemnity have been provided to the trustee. The Corporation has agreed to pay the reasonable costs of any action that may be taken in good faith by holders of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, pursuant to the Coattail Agreement.

The Coattail Agreement provides that it may not be amended, and no provision thereof may be waived, unless, prior to giving effect to such amendment or waiver, the following have been obtained: (i) the consent of any applicable securities regulatory authority in Canada; and (ii) the approval of at least 66 2/3% of the votes cast by holders of Subordinate Voting Shares and 66 2/3% of the votes cast by holders of Multiple Voting Shares excluding votes attached to Subordinate Voting Shares and to Multiple Voting Shares, if any, held by the initial holders, their affiliates and any persons who have an agreement to purchase Super Voting Shares on terms which would constitute a sale or disposition for purposes of the Coattail Agreement other than as permitted thereby.

No provision of the Coattail Agreement limits the rights of any holders of Subordinate Voting Shares or of Multiple Voting Shares under applicable law.

Notice-and-Access

The Corporation is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act and in Canadian National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer and Canadian National Instrument 51-102—Continuous Disclosure Obligations (“NI 51-102”), for distribution of the Meeting materials to shareholders. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Corporation’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on our website at investors.gtigrows.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Corporation has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.

Obtaining Additional Information

How may I obtain financial and other information about Green Thumb Industries Inc.?

Our consolidated financial statements are included in our Annual Statement on Form 10-K. We filed our Annual Statement on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549 on April 15, 2020. We will furnish a copy of our Annual Statement on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Statement on Form 10-K is also available free of charge on our website at investors.gtigrows.com, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Co.

Victoria Tower, Suite 1717 - 25

Adelaide St East

Toronto ON M5C 3A1

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 412

Chicago, Illinois 60654

investorrelations@gtigrows.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at seven and the re-election of the nominees in Proposals 1 and 2, and “FOR” the appointment and remuneration of auditors in Proposal 3.

PROPOSALS 1 AND 2—ELECTION OF DIRECTORS

The articles of the Corporation provide that the number of directors should not be fewer than three (3) directors. There are currently seven directors of the Corporation. At the Meeting, it is proposed to fix the number of directors at seven and that seven directors are to be elected at the Meeting.

Management proposes to nominate at the Meeting the persons whose names are set forth in the table below, each to serve as a director of the Corporation until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Corporation or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Corporation.

The following table and the notes thereto set out the name of each current director, each proposed by management to be nominated for re-election as a director of the Corporation at the Meeting, their respective positions and the period during which he/she has been a director of the Corporation.

Name	Age	Position(s)	Location of Residence	Director Since
Wendy Berger	54	Director, Compensation Committee member	Illinois, USA	2015
William Gruver	75	Director, Audit Committee Chair	Florida, USA	2019
Westley Moore	41	Director, Audit Committee and Compensation Committee member	Maryland, USA	2018
Glen Senk	63	Director, Audit Committee member, Compensation Committee Chair	England, UK	2018
Alejandro Yemenidjian	64	Director	Nevada, USA	2019
Anthony Georgiadis	42	Director and Chief Financial Officer	Illinois, USA	2017
Benjamin Kovler	41	Founder, Chairman of the Board and Chief Executive Officer	Illinois, USA	2014

Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Wendy Berger

Wendy Berger has served as a Director since February 2015. Since 2004, Wendy has served as a principal of WBS Equities, LLC, a real estate development company that specializes in ground-up construction, renovation, development, sale and leaseback transactions and acquisitions. From 2000 to 2004, Wendy held leadership positions in enterprise planning and program management at Orbitz, the travel website founded in 2000. From 1995 to 1999, Wendy co-founded and was Chief Operating Officer of Neoglyphics Media Corporation, one of the country’s first website development companies. For over 25 years, Wendy has been involved in the real estate business as a lender, property manager, broker and consultant, as well as an investor. She began her career at American National Bank and Trust Company of Chicago (a subsidiary of First Chicago, now JP Morgan Chase) in Commercial Lending and spent several years as a principal with Berger Realty Group, an 80-year-old family-

owned real estate business, where she focused on residential and industrial property management and development. Wendy brings decades of experience in strategic planning, execution and exits for rapid growth start-ups, in addition to a tenured career in real estate, development and transactions. Wendy earned her MBA in Finance and Real Estate from Northwestern University’s Kellogg School of Management. She received a BS, cum laude, in Finance and Marketing from Syracuse University.

William Gruver

William Gruver has served as a Director since April 2019. William holds the Howard I. Scott Chair in Global Commerce, Strategy and Leadership at Bucknell University, where he has been a professor since 1993. In addition, for the last 25 years, William has been a consultant retained by clients to provide strategic consulting and advisory services. He spent 20 years from 1972 to 1992 at Goldman, Sachs & Co., the international investment banking firm. In the wake of the 1987 stock market crash, in 1988, he was named Chief Administrative Officer of that firm’s largest division—the equities division—which, under his leadership, reorganized and redeployed its people and capital to become one of the firm’s most profitable areas. Prior to his tenure with Goldman Sachs, he served as a qualified officer of the deck in the nuclear submarine force of the United States Navy where he was awarded several decorations. William currently serves on the audit committees of Geisinger Health, a $7 billion integrated health care system in Pennsylvania and New Jersey, where he chairs the audit committee, and Private Client Bank, a multi-billion-dollar Swiss institution. From October 2003 to June 2013, he was a director of TheStreet, Inc. (NASDAQ: TST), a leading financial news and information company, where he was also a member of the audit committee and served as chair of the compensation committee. He previously served as audit committee chair for Berea College, the first interracial and coeducational college in the South, from 1996 to 2008. He is also a national arbitrator of the Financial Industry Regulatory Authority. He has received the Lindback Award for distinguished teaching and the ECAC Award for his contributions to inter-collegiate athletics at Bucknell University. His thinking and writing have been widely published in outlets such as the Financial Times, the Los Angeles Times, the New York Times, the New Republic, Finanz und Wirtschaft and Public Radio International, as well as several academic journals. William received his AB with distinction from Dartmouth College and his MBA from Columbia University.

Westley Moore

Wes Moore has served as a Director since July 2018. Since March 2017, Wes has been the Chief Executive Officer at Robin Hood, New York City’s largest poverty-fighting organization, where he previously served on its Veterans Advisory Board. In 2014, Wes founded BridgeEdU, an innovative platform addressing the college completion and job placement crisis, where he was Chief Executive until June 2017 and Chairman from June 2017 to June 2019 when it was acquired by Edquity, a Brooklyn-based student financial success and emergency aid firm. Wes also hosts Oprah Winfrey Network’s “Beyond Belief” (January 2012) and PBS’s “American Graduate Day” (since September 2014) and has served as the Executive Producer and host of PBS’s “Coming Back with Wes Moore” (since May 2014), focusing on the reintegration of Iraq and Afghanistan veterans. Wes is the New York Times and Wall Street Journal bestselling author of “The Other Wes Moore” and “The Work,” which capture the fine line between success and failure in our communities. Wes graduated Phi Theta Kappa from Valley Forge Military College in 1998 and Phi Beta Kappa from Johns Hopkins University in 2001. While at Johns Hopkins, Wes founded STAND!, working with Baltimore youth involved in the criminal justice system. Wes brings a lifetime’s commitment to social impact and entrepreneurship to GTI. He earned a MLitt in International Relations from Oxford University as a Rhodes Scholar in 2004. He then served as a Captain and paratrooper with the U.S. Army’s 82nd Airborne, including a combat deployment to Afghanistan. Later, Wes served as a White House Fellow to Secretary of State Condoleezza Rice. Wes has also served on the boards of Iraq Afghanistan Veterans of America and Johns Hopkins University.

Glen Senk

Glen Senk has served as a Director since June 2018. Glen founded Front Row Partners in April 2014, where he currently serves as Chairman and CEO. From 2012 to 2014, he served as CEO for America’s leading fine jewelry brand, David Yurman. Glen joined Urban Outfitters in 1994 as President of Anthropologie, which was then a single-store prototype. During the course of growing Anthropologie into a billion-dollar brand, Glen was named Executive Vice President of URBN in 2002, elected to the company’s board of directors in 2004 and named CEO of URBN in 2007, a position he held until 2012. In 1992, Glen joined Williams-Sonoma as Senior Vice President and General Merchandise Manager, where he supervised Williams-Sonoma, Pottery Barn, Hold Everything, Chambers and Gardener’s Eden and, most notably, set the strategy and groundwork for Pottery Barn’s rapid expansion and sales growth. In 1989, Glen became Chief Executive of the London-based Habitat International Merchandise and Marketing Group. Glen is a creative leader who has worked with several of the world’s most iconic brands, beginning with Bloomingdale’s in 1981, where he rose to Senior Vice President and Managing Director of Bloomingdale’s by Mail. Glen currently serves on the board of directors of Aritzia, Boden and Kendra Scott. Glen has previously served on the boards of Urban Outfitters, Bare Escentuals, Melissa & Doug, Tory Burch, David Yurman, Opening Ceremony and Cooking.com. Glen holds a BA, magna cum laude, in psychology, computer science and mathematics from New York University and an MBA in marketing and finance from the University of Chicago Booth School of Business. He is a member of Phi Beta Kappa and Psi Chi.

Alejandro Yemenidjian

Alejandro Yemenidjian has served as a Director since June 2019 when GTI acquired Integral Associates. He also served as GTI’s Managing Director of Integral Associates from June 2019 to April 2020. Since January 2005, he has been the CEO and sole Managing Member of Armenco Holdings, LLC, a private investment company, co-founded Armenco Capital LLC in April 2013, a commercial real estate investment company, co-founded Armenco Restaurant Group LLC in October 2014, a franchisee of Jersey Mike’s in Las Vegas, and co-founded Integral Associates I and Integral Associates II in April 2014 and September 2014, respectively, medical and adult use cannabis companies in Nevada and California. Alejandro was co-owner and served as Chairman of the Board and Chief Executive Officer of Tropicana Las Vegas Hotel & Casino, Inc. from July 2009 to September 2015. He also served as Chairman of the Board and Chief Executive Officer of Metro-Goldwyn-Mayer Inc. from April 1999 to April 2005 and was a Director from November 1997 to April 2005. Alejandro was Director of MGM Resorts International, Inc. (“MGM”) (formerly MGM Grand, Inc. and MGM Mirage Resorts, Inc.) from 1989 to 2005 and was President of MGM from 1995 to 1999. He also served MGM in other capacities, including Chief Operating Officer from 1995 until 1999 and Chief Financial Officer from 1994 to 1998. He served as an executive of Tracinda Corporation, the majority owner of both Metro-Goldwyn-Mayer Inc. and MGM, from 1990 to 1997 and again during 1999. Alejandro is a Trustee of Baron Investment Funds Trust and Baron Select Funds, is Lead Director and Chairman of the compensation committee of Guess?, Inc., a worldwide retailer of contemporary apparel, and until March 2018, when that company was sold, was a Director and Chairman of the audit committee of Regal Entertainment Group, a motion picture exhibition company. As part of his civic and charitable activities, Alejandro serves on the board of USC Marshall School of Business Board of Leaders, was Co-Chair of Imagine the Arts Campaign of California State University, Northridge, served as Director of the Lincy Foundation, served as Trustee of the American Film Institute and served as Chairman of the United Armenian Fund. He has a Bachelor’s degree in Business Administration and Accounting from California State University, Northridge, a Master’s degree in Business Taxation from the University of Southern California and was Adjunct Professor of Taxation at the University of Southern California Graduate School of Business.

Anthony Georgiadis

Anthony joined GTI in May 2015 as a managing partner and in January 2017 became Chief Financial Officer and Director. In 2005, Anthony co-founded and, until he joined GTI, acted as Chief Operating Officer of Wendover Art Group, one of the largest domestic wall décor manufacturers in North America. Previously, he worked as an investment associate for CIVC Partners, a $1.5 billion private equity firm, and as an M&A analyst for Bowles Hollowell Conner & Co. Anthony became involved in the cannabis industry in 2014 after exploring CBD for treatment on his Swiss mountain dog, who suffered from epilepsy. Anthony is an avid supporter of Students for Sensible Drug Policy, the Drug Policy Alliance, the Marijuana Policy Project and the Special Operations

Warriors Foundation. Anthony graduated magna cum laude from Bucknell University with a degree in finance and a minor in mathematics.

Benjamin Kovler

Benjamin founded GTI in 2014. He has been Chairman since 2014 and Chief Executive Officer from 2014 through year-end 2017 and since August 2018. Benjamin is frequently featured as a cannabis industry thought leader in media outlets such as Bloomberg, Barron’s, Business Insider, CNBC and Forbes. He is also co-founder and Chief Executive Officer since 2009 of Invest For Kids (“IFK”), an annual forum bringing together portfolio managers, family offices and analysts to share investment ideas to benefit children in Illinois. In its first 11 years, IFK generated more than $15 million to benefit 60 youth organizations that have helped 80,000 children. Benjamin is also on the board of the Providence St. Mel School and the Academy for Global Citizenship. Benjamin brings to GTI his extensive experience managing complex operating companies and deep commitment to philanthropy. He earned a Bachelor of Arts in philosophy, politics and economics from Pomona College and an MBA in accounting and finance from The University of Chicago.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR (i) setting the number of directors at seven and (ii) the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Corporation does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

Our articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Chief Executive Officer.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than thirty (30) days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, provided that, in either instance, if notice-and-access (as defined in Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described above, and the date of such first public announcement in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Corporation’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Corporation) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Corporation’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Corporation) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Corporation’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under “Executive Compensation,” below, since January 1, 2019, the Corporation has entered into the following Related Party Transactions:

Lease Agreements. Since 2019, the Corporation has entered into several related party transactions with respect to lease agreements as follows:

•

Mosaic Real Estate Joliet, LLC owns a building located at 2903 Colorado Avenue, Joliet, Illinois and leased to 3C Compassionate Care Center, LLC, which operates a dispensary in the building. The lease commenced on January 23, 2019 for a 15-year term, and rent payments were approximately $200,000 for the year ended December 31, 2019. Wendy Berger, a director of the Corporation, is a principal of South Creek 15, LLC, which is the Manager of Mosaic Real Estate Joliet, LLC. Additionally, Mosaic Real Estate Joliet, LLC is owned in part by Ms. Berger (through a revocable trust). The amount of such revocable trust’s interest in such rent payments totaled approximately $17,500. The Corporation has an option to purchase the building at a pre-determined price.

•

Mosaic Real Estate Ocala, LLC owns a building located at 5401 Northwest 44th Avenue, Ocala, Florida and leased to GTI Florida, LLC, which anticipates operating a cultivation and processing facility in the building. The lease commenced on March 19, 2019 for a 15-year term, and rent payments were approximately $409,000 for the year ended December 31, 2019. Ms. Berger is a Co-Manager of Mosaic Real Estate Ocala, LLC. Additionally, Mosaic Real Estate Ocala, LLC is owned in part by Ms. Berger (through a revocable trust). The amount of such revocable trust’s interest in such rent payments totaled approximately $40,200. The Corporation has an option to purchase the building at a pre-determined price.

•

Mosaic Real Estate Sparks, LLC owns a building located at 9650 Pyramid Highway, Sparks, Nevada and leased to JG Retail Services NV, LLC, an entity that has entered into a services agreement with GTI Nevada, LLC to operate a Rise dispensary in the building. The lease commenced on July 21, 2017 for a 15-year term, and rent payments were approximately $235,600 for the year ended December 31, 2019. Ms. Berger is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate Sparks, LLC. Additionally, Mosaic Real Estate Sparks, LLC is owned in part by Ms. Berger (through a revocable trust) and Anthony Georgiadis, the Chief Financial Officer and a director of the Corporation, (through a wholly-owned entity). The amount of each entity’s interest in such rent payments totaled approximately $181,700 and $30,300, respectively. The Corporation has an option to purchase the building at a pre-determined price.

•

Mosaic Real Estate, LLC owns a building located at 7900 Fenton Street, Silver Spring, Maryland and leased to GTI Maryland, LLC, which operates a Rise dispensary in the building. The lease commenced on June 14, 2017 for a 7-year term, and rent payments were approximately $221,000 for the year ended December 31, 2019. Ms. Berger is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate, LLC. Additionally, Mosaic Real Estate, LLC is owned in part by Ms. Berger (through a revocable trust), Benjamin Kovler, the Chief Executive Officer and a director of the Corporation (through a wholly-owned entity), and Mr. Georgiadis (through a wholly-owned entity). The amount of each entity’s interest in such rent payments totaled approximately $158,200, $95,400 and $54,500, respectively.

•

Durango Teco Partners, LLC owns a building located at 6410 South Durango Drive, Las Vegas, Nevada and leased to Essence Henderson, LLC, a subsidiary of Integral Associates, LLC, which anticipates operating an Essence dispensary in the building. Essence Henderson, LLC will pay $17,500 per month for rent during the first year, and the monthly rent will be increased each year thereafter by 2.5% for the remainder of the 10-year term. Armen Yemenidjian, the former President of the Corporation, and Alejandro Yemenidjian each own 50% of Armenco Capital LLC, which owns 50% of Durango Teco Partners, LLC.

Springbig, Inc. In June 2019, GTI Core, LLC entered into an agreement with Springbig, Inc. (“Springbig”) for Springbig’s loyalty and digital communications platform for retail organization. Payments to Springbig totaled approximately $201,500 for the year ended December 31, 2019. Springbig is owned in part by Mr. Kovler, Mr. Georgiadis and William Gruver, a director of the Corporation. Mr. Kovler is also a director of Springbig.

Employment. Alejandro Yemenidjian, a director of the corporation, is the father of Armen Yemenidjian, who served as our President from June 2019 to April 2020. Alejandro Yemenidjian was also employed as our Managing Director of Integral Associates from June 29, 2019 until his resignation from that role on April 6, 2020. In addition to his compensation for his role on our Board, with respect to his employment he received salary of $138,456 in fiscal 2019.

Indebtedness of Directors, Executive Officers and Employees

Except as disclosed below no individual is, or at any time during the most recently completed fiscal year of the Corporation was, a director or executive officer of the Corporation, and no proposed nominee for election as a director of the Corporation, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the most recently completed fiscal year of the Corporation has been, indebted to the Corporation or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the most recently completed fiscal year of the Corporation has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

The Corporation remitted an aggregate of approximately $91,000 to the U.S. Internal Revenue Service on account of withholding taxes paid on behalf of certain executive officers relating to equity grants made in 2019. All such amounts were repaid to the Corporation in full prior to February 18, 2020, the effective date of our registration with the SEC.

Policy Regarding Related Party Transactions

The Corporation’s Board has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the General Counsel (or chief legal officer) any activity that would cause or appear to cause a conflict of interest on his or her part.

Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:

•	the Corporation or any of its subsidiaries is or will be a participant;

•	the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; and

•	any related party has or will have a direct or indirect material interest.

Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Corporation, any shareholder owning more than 5% of any class of the Corporation’s voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.

Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the Audit Committee of the Board (the “Audit Committee”), and the Audit Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Audit Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Corporation and its shareholders.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Corporation. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Corporation and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2019 that has materially affected or is reasonably expected to materially affect the Corporation or its subsidiaries.

PROPOSAL 3 —APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our Audit Committee and our Board believe the continued retention of Macias Gini & O’Connell LLP, Chartered Professional Accounts, as our independent registered accounting firm is in the best interests of the Corporation and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of MGO are not expected to attend the Meeting.

Principal Independent Accountant Fees and Services

MGO has served as our independent registered public accounting firm since October 17, 2019. The engagement of MGO was approved by the Audit Committee and the Board. MGO completed an audit of the Corporation for the year ended December 31, 2019.

Formerly, the independent registered public accounting firm of the Corporation was MNP LLP (“MNP”) located at 111 Richmond Street W, Suite 300, Toronto, Ontario M5H 2G4, Canada. The Corporation engaged MNP on February 21, 2019, and MNP completed an audit of the Corporation for the year ended December 31, 2018. MNP resigned as the Corporation’s auditor effective October 15, 2019. The resignation of MNP was approved by the Audit Committee and the Board. During the year ended December 31, 2018 and the subsequent period through October 15, 2019, the date of MNP’s resignation, there were no (1) disagreements with MNP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to MNP’s satisfaction, would have caused MNP to make reference thereto in its report on the consolidated financial statements of the Corporation (as described in Item 304(a)(1)(iv) of Regulation S-K), (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) or (3) “reportable events as such term is defined in NI 51-102.

In order to effect the change of auditors discussed above, the Corporation filed a change of auditors reporting package (the “Reporting Package”) on the SEDAR on October 17, 2019. The Reporting Package was prepared and filed in accordance with the requirements of Section 4.11 of NI 51-102, and consists of (i) a change of auditor notice dated October 16, 2019; (ii) a letter from the former auditor dated June 15, 2017; and (iii) a letter from the successor auditor dated October 16, 2019. A copy of the Reporting Package is attached hereto as Appendix A.

Aggregate fees billed by our independent auditors, MGO, for the years ended December 31, 2019 and December 31, 2018 are detailed in the table below.

	2019 ($)	2018 ($)
Audit Fees(1)	798,249	—
Audit Related Fees(2)	537,172	—
Tax Fees(3)	—	—
All Other Fees(4)	166,381	—
Total Fees Paid	1,501,802	—

(1)	Fees for audit service on an accrued basis.
(2)	Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.
(3)	Fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees billed by the auditor for products and services not included in the foregoing categories.

Pre-approval Policies and Procedures

Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of MGO’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Green Thumb Industries Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Corporation’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Corporation to regulatory authorities and its shareholders, as well as reviews the Corporation’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has discussed with Macias Gini & O’Connell LLP (“MGO”), the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with MGO its independence, and received from MGO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with MGO, with and without management present, the scope and results of MGO’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee of the Board

William Gruver (Chair)

Westley Moore

Glen Senk

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the resolution appointing MGO as auditors of the Corporation for the ensuing year and to authorize the directors to fix MGO’s remuneration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the expected beneficial ownership of the Corporation’s securities as of April 15, 2020 for (i) each member of the Board, (ii) each named executive officer (as defined below), (iii) each person known to the Corporation and expected to be the beneficial owner of more than 5% of the Corporation’s securities and (iv) the members of the Board and the named executive officers of the Corporation as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within sixty (60) days. Information with respect to beneficial owners of more than 5% of the Corporation’s securities is based on completed questionnaires and related information provided by such beneficial owners as of April 15, 2020. Except as indicated, all shares of the Corporation’s securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Green Thumb Industries Inc., 325 West Huron Street, Suite 412, Chicago, Illinois 60654.

	Subordinate Voting Shares		Multiple Voting Shares		Super Voting Shares		Total(1)		Voting(2)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number Beneficially Owned	% of Total Super Voting Shares	Total Number of Capital Stock Beneficially Owned	% of Total Capital Stock	% of Voting Capital Stock
Benjamin Kovler(3), Chairman and Chief Executive Officer	99,249	0.07%	140,419	58.87%	270,655	69.25%	41,206,649	19.82%	50.89%
Anthony Georgiadis(4), Director and Chief Financial Officer	51,902	0.04%	—	—	40,608	10.39%	4,112,702	1.98%	7.27%
Wendy Berger, Director	1,776,083	1.22%	—	—	—	—	1,776,083	0.85%	0.32%
Glen Senk, Director	214,003	0.15%	—	—	—	—	214,003	0.10%	0.04%
Westley Moore, Director	75,500	0.05%	—	—	—	—	75,500	0.04%	0.01%
William Gruver, Director	16,715	0.01%	—	—	1,380	0.35%	154,715	0.07%	0.25%
Alejandro Yemenidjian, Director	3,912,789	2.70%	—	—	—	—	3,912,789	1.88%	0.70%
Jennifer Dooley, Chief Strategy Officer	296,179	0.20%	453	0.19%	—	—	341,479	0.16%	0.06%
Peter Kadens, Former Chief Executive Officer	878,609	0.61%	—	—	55,729	14.26%	6,451,509	3.10%	10.11%
All Board directors and named executive officers as a group	7,392,329	5.10%	140,872	59.06%	368,372	94.26%	58,316,729	28.05%	69.66%
HMS Illinois, LLC(5)	—	—	15,617	6.55%	—	—	1,561,700	0.75%	0.28%
HLR REMS Holdings 2016 LLC(6)	—	—	27,704	11.62%	—	—	2,770,400	1.33%	0.50%

Notes:

(1)	Total share values are on an as-converted basis.
(2)	The voting percentages differ from the beneficial ownership percentages in the total capital stock because GTI’s classes of securities have different voting rights.
(3)	Includes 16,715 Subordinate Voting Shares and 1,380 Super Voting Shares held by ABG LLC that are beneficially owned both by Mr. Georgiadis and Mr. Gruver.
(4)	Includes the following:
•	142 Subordinate Voting Shares and 340 Super Voting Shares held by Mr. Kovler’s children;
•	57,418 Subordinate Voting Shares, 96,885 Multiple Voting Shares and 107,368 Super Voting Shares held by RCP23 LLC;
•	8 Subordinate Voting Shares, 43,534 Multiple Voting Shares and 11,808 Super Voting Shares held by GTI II LLC; and
•	46 Subordinate Voting Shares and 59,474 Super Voting Shares held by Outsiders Capital LLC.
(5)	Based on reporting from the Corporation’s transfer agent. Address: 12 North Broadway #220, Denver, Colorado 80203.
(6)	Based on reporting from the Corporation’s transfer agent. Address: 7220 Arrowood Road, Bethesda, Maryland 28107.

SECURITY BASED COMPENSATION ARRANGEMENTS

Equity Compensation Plan Information

On June 11, 2018, shareholders approved the Green Thumb Industries Inc. 2018 Stock and Incentive Plan (the “Stock and Incentive Plan”). The Stock and Incentive Plan permits the grant of: (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”); (ii) restricted stock awards; (iii) restricted stock units (“RSUs”); (iv) stock appreciation rights (“SARs”); and (v) performance compensation awards, which are referred to herein collectively as “Awards,” as more fully described below.

The following table sets out information as of December 31, 2019 with respect to the Stock and Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights	(b) Weighted-average exercise price of outstanding Options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	5,221,667	C$	14.18	15,434,719
Equity compensation plans not approved by shareholders	Nil		Nil	Nil

TOTAL	5,221,667	C$	14,18	15,434,719

Note:

(1)

The maximum number of Subordinate Voting Shares issuable under the Stock and Incentive Plan of the Corporation as of December 31, 2019 was 20,656,386, representing 10% of the number of the issued and outstanding Subordinate Voting Shares (including, for these purposes, the number of Subordinate Voting Shares underlying the Multiple Voting Shares and the Super Voting Shares on an “as if converted” basis) (the “Outstanding Share Number”).

As at December 31, 2019, the following Awards were outstanding under the Stock and Incentive Plan: (i) a total of 3,821,905 Options, representing approximately 2% of the then Outstanding Share Number; and (ii) a total of 1,399,762 RSUs, representing approximately 1% of the then Outstanding Share Number. As at December 31, 2019, an aggregate of 15,434,719 Subordinate Voting Shares remained available for issuance under the Stock and Incentive Plan, representing approximately 7% of the then Outstanding Share Number.

Summary of Terms and Conditions of the Incentive Plan

Purpose of the Incentive Plan

The purpose of the Stock and Incentive Plan is to enable the Corporation and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Corporation; (ii) to offer such persons incentives to put forth maximum efforts; and (iii) to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders.

Eligible Persons

Any of the Corporation’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Stock and Incentive Plan if selected by the Compensation Committee (as defined herein) (the “Participants”). The basis of participation of an individual under the Stock and Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Stock and Incentive Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Corporation and its shareholders, and therefore cannot be determined in advance.

The maximum number of Subordinate Voting Shares that may be issued under the Stock and Incentive Plan shall be determined by the Board from time to time, but in no case shall exceed, in the aggregate, 10% of the Outstanding Share Number Notwithstanding the foregoing, a maximum of 20,000,000 Subordinate Voting Shares may be issued as ISOs, subject to adjustment as provided in the Stock and Incentive Plan. Any shares subject to an Award under the Stock and Incentive Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the Stock and Incentive Plan.

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Corporation, issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Corporation, or other similar corporate transaction or event, which affects the Subordinate Voting Shares, or unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Stock and Incentive Plan, to: (i) the number and kind of shares which may thereafter be issued in connection with Awards; (ii) the number and kind of shares issuable in respect of outstanding Awards; (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; and (iv) any share limit set forth in the Stock and Incentive Plan.

Description of Awards

Pursuant to the Stock and Incentive Plan, the Corporation is authorized to issue the following types of Awards to Participants: (i) Options; (ii) restricted stock awards; (iii) RSUs; (iv) SARs; and (v) performance compensation awards, as more fully described below.

(a)	Options

The Compensation Committee is authorized to grant Options to purchase Subordinate Voting Shares that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code of 1986) (the “Code”), or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Stock and Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Stock and Incentive Plan, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Stock and Incentive Plan) of the shares at the time of grant. Options granted under the Stock and Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Stock and Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate.

(b)	SARs

An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Options as described above would be applicable to the SAR.

(c)	RSUs

RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Corporation or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Corporation, the unvested portion of the RSUs will be forfeited.

(d)	Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Shares subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with the Corporation or its affiliates; (ii) the achievement by the Participant, the Corporation or its affiliates of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Corporation, the unvested portion of a restricted stock award will be forfeited.

(e)	All Awards and Other Awards

Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Corporation or an affiliate. Awards granted in addition to or in tandem with other Awards may be granted either at the same time or at different times. The date of grant, the number of Subordinate Voting Shares, the vesting period and any other terms and conditions of Awards granted pursuant to the Stock and Incentive Plan are to be determined by the Board, subject to the express provisions of the Stock and Incentive Plan.

The Board may also grant other share-based awards to Participants pursuant to the Stock and Incentive Plan. All such awards shall be granted on terms determined by the Board and shall be subject to the approval of the Canadian Stock Exchange if required.

Administration of the Stock and Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Stock and Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Subordinate Voting Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Subordinate Voting Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Subordinate Voting Shares shall be issued, no certificates for Subordinate Voting Shares shall be delivered and no payment shall be made under the Stock and Incentive Plan except in compliance with all applicable laws.

Tax Withholding

The Corporation may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Amendments and Termination

Subject to the provisions of the Stock and Incentive Plan, the Board may from time to time amend, suspend or terminate the Stock and Incentive Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Stock and Incentive Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under the Stock and Incentive Plan without the written consent of the Participant or holder thereof. Any amendment to the Stock and Incentive Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with CSE policies.

For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Stock and Incentive Plan, and the Compensation Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Stock and Incentive Plan; (ii) amend any terms relating to the granting or exercise of Awards; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under the Section 409A of the Code; (iv) amend any terms relating to the administration of the Stock and Incentive Plan; or (v) correct any defect, supply any omission or reconcile any inconsistency in the Stock and Incentive Plan or in any Award or Award agreement.

Notwithstanding the foregoing, the Stock and Incentive Plan specifically provides that shareholder approval would be required for any amendments to the Stock and Incentive Plan or an Award that would: (i) require shareholder approval under the rules or regulations of securities exchange that is applicable to the Corporation; (ii) increase the number of shares authorized under the Stock and Incentive Plan; (iii) permit repricing of Options or SARs; (iv) permit the award of Options or SARs at a price less than 100% of the fair market value on the date of the grant; (v) permit Options to be transferable other than in accordance with the provisions of the Stock and Incentive Plan; (vi) amend the termination and amendment provisions of the Stock and Incentive Plan; or (vii) increase the maximum term permitted for Options and SARs under the Stock and Incentive Plan or extend the terms of any Options beyond their original expiry date.

Corporate Transactions

The Stock and Incentive Plan provides that, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Subordinate Voting Shares or other securities of the Corporation or any other similar corporate transaction or event involving the Corporation (or the Corporation shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs): (i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights, or (B) the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion; (ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award agreement; or (iv) hat the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

The following table provides information with respect to our directors:

Name	Age	Position
Wendy Berger	54	Director
William Gruver	75	Director
Westley Moore	41	Director
Glen Senk	63	Director
Alejandro Yemenidjian	64	Director
Anthony Georgiadis	42	Director and Chief Financial Officer
Benjamin Kovler	41	Founder, Chairman of the Board and Chief Executive Officer

The Board has adopted a Code of Business Conduct for directors, officers and employees (the “Code of Conduct”). The Code of Conduct is incorporated by reference into, and forms an integral part of, this proxy statement. The Code of Conduct has been filed on and is accessible through SEDAR and is also available on the Corporation’s website at https://investors.gtigrows.com. The Corporation will, upon request at investorrelations@gtigrows.com, provide a copy of the Code of Conduct free of charge to any shareholder. Further, the Board has adopted a Disclosure Policy and an Insider Trading Policy (the “Policy”). The Corporation will, upon request at integrity@gtigrows.com, provide a copy of the Policy free of charge to any shareholder.

The Board expects its directors, officers and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code of Conduct. Any material issues regarding compliance with the Code of Conduct are required to be brought forward by management at either the Board or appropriate Board committee meetings, or are referred to the executive officers of the Corporation, as may be appropriate in the circumstances. The Board and/or appropriate committee or executive officers determine what remedial steps, if any, are required. Any waivers from the Code of Conduct that are granted for the benefit of a director or executive officer may be granted only by the Board (or a committee thereof as designated by the Board). No waiver has ever been granted under the Code of Conduct.

Each director of the Corporation must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, the director must excuse himself or herself from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest.

Our articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at two (2) directors or, if the number of directors is set at one (1), is deemed to be set at one (1) director, and that director may constitute a meeting

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201 – Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

Role of the Board of Directors

Our Board is responsible for the stewardship of the Corporation and managing and supervising management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has the authority to exercise all such powers of the Corporation as are not, by the BCBCA or by our articles, required to be exercised by the shareholders of the Corporation.

Nomination of Directors

The Corporation does not have a nominating committee. Instead, the Board is responsible for identifying new candidates for nomination of directors to the Board. In particular, the Board considers, in addition to any other factors it deems relevant: (i) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess; (ii) the competencies and skills that the Board considers each existing director to possess; (iii) the competencies, skills and background each nominee will bring to the Board; (iv) the time that each nominee will have available to devote to the Corporation’s business; and (v) whether the nominee will be an independent director. Directors are encouraged to identify potential candidates. The Corporation also encourages its executives to identify potential candidates to be considered for a Board position. Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary as outlined under the heading “Governance – How may I recommend candidates to serve as directors?” above. An invitation to stand as a nominee for election to the Board will normally be made to a candidate by the Board through the Chairman of the Corporation or his delegate.

The Corporation is committed to diversity in all aspects of its business and activities, including with respect to our Board. The Corporation and our Board believe that diversity and inclusion foster a wide array of perspectives and help build cultures of trust, candor and respect. The Corporation and our Board will continue to support and encourage the recruitment and appointment of diverse candidates to Board positions. In addition to recruiting and considering director candidates, our Board annually reviews the competencies, skills and personal qualities applicable to candidates to be considered for nomination to our Board. The objective of this review is to maintain the composition of our Board in a way that provides, in the judgment of our Board, the best mix of competencies, skills and experience to provide for the overall stewardship of the Corporation.

Our Board has concluded that vesting the responsibility to nominate directors, without the need for a nominating committee, is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Board Leadership

Our Board has a Chair, currently our Chief Executive Officer, Mr. Kovler, who has authority, among other things, to call and preside over Board meetings. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us. Our Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Our Board of Directors also fulfills its oversight role through the operations of its various committees, including our Audit Committee and Compensation Committee. Our Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Promoters

No person or company has been at any time during the past five (5) fiscal years a promoter of the Corporation.

Director Independence

The Board determines the independence of our directors under the corporate governance rules of the New York Stock Exchange (“NYSE”). The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Corporation either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation. It has been determined that three of our current directors are independent persons under the independence rules of the NYSE, including Glen Senk, Westley Moore and William Gruver. The Corporation currently has four directors who the Corporation believes to be independent within the meaning of NI 58-101. The three independent directors of the Corporation are Glen Senk, Westley Moore and William Gruver.

The following directors are presently directors of other reporting issuers, as set out below:

Director	Reporting Issuer (Exchange)
Glen Senk	Aritzia Inc. (TSE)
William Gruver	Geisinger Health System (USA Municipal Bond Market)
Alejandro Yemenidjian	Guess?, Inc. (NYSE)

Board and Committee Meetings; Executive Sessions

At regularly scheduled Board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board also reviews management’s long-term strategic and financial plans. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, establishes the agenda for meetings of the Board. Committee agendas and schedules are set by or in consultation with the committee chair. During the year ended December 31, 2019, our Board held four meetings, and all directors attended all applicable meetings during their respective tenures.

Board members are permitted to attend our annual general meeting. All members of our Board of Directors except Mr. Moore and Mr. Senk (and Mr. Yemenidjian, who had not yet joined the Board) attended our 2019 annual general meeting, held on June 12, 2019.

Board Committees

Audit Committee

The Audit Committee assists the Corporation’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Corporation to regulatory authorities and its shareholders, as well as reviews the Corporation’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

Our Audit Committee consists of Mr. Gruver, Mr. Moore and Mr. Senk. Mr. Gruver serves as the chair of our Audit Committee and has been identified as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The members of our audit committee are “financially literate” and “independent” within the meaning of NYSE rules. The following chart sets forth the composition of our Audit Committee:

Name of Member	Independent(1)	Financially Literate(2)
Glen Senk	Yes	Yes
Westley Moore	Yes	Yes
William Gruver (Chair)	Yes	Yes

Notes:

(1)

A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Corporation. A material relationship is a relationship which could, in the view of the Corporation’s Board, reasonably interfere with the exercise of a member’s independent judgment. An executive officer of the Corporation, such as the President or Secretary, is deemed to have a material relationship with the Corporation.

(2)

A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.

The education and experience of each member of the audit committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described below under “Proposals 1 and 2 – Election of Directors.”

The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) the Corporation’s internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board.

Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the rules of the NYSE, the SEC and Canadian National Instrument 52-110, a current copy of which is available on our website at investors.gtigrows.com. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It will also have the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Corporation’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held 4 meetings during the year ended December 31, 2019.

Compensation Committee

The compensation committee of the Board (the “Compensation Committee”) consists of Mr. Senk, Mr. Moore and Ms. Berger. Mr. Senk serves as the Chair of our Compensation Committee. Our Compensation Committee assists the Corporation’s Board in fulfilling its responsibilities for compensation philosophy and guidelines. The Compensation Committee also has responsibility for fixing compensation levels for the Corporation’s executive officers. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan and proposing changes thereto, approving any awards of options under the Stock and Incentive Plan and recommending any other employee benefit plans, incentive awards and perquisites with respect to the Corporation’s executive officers. The Compensation Committee is also responsible for reviewing, approving and reporting to the Corporation’s Board annually (or more frequently as required) on the Corporation’s succession plans for its executive officers.

Additional discussion of the role and responsibilities of the compensation committee is set forth below under “Executive Compensation.”

Our Board has adopted a written charter setting forth the purpose, composition, authority and responsibility of our compensation committee consistent with the rules of the NYSE, the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on our website at investors.gtigrows.com.

Our Board has determined that Glen Senk and Westley Moore are independent as defined by NYSE rules. Our Compensation Committee held 4 meetings during the year ended December 31, 2019.

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, Green Thumb Industries Inc., 325 West Huron Street, Suite 412, Chicago, Illinois 60654.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Position(s)
Beth Burk	56	General Counsel and Secretary
Jennifer Dooley	33	Chief Strategy Officer
Anthony Georgiadis	42	Director and Chief Financial Officer
Julie Knudson	60	Chief People Officer
Benjamin Kovler	41	Founder, Chairman of the Board and Chief Executive Officer

Biographical Information

The biographies of Benjamin Kovler and Anthony Georgiadis can be found under “Proposals 1 and 2 – Election of Directors.” The following is biographical information for our other executive officers:

Beth Burk

Beth Burk joined GTI as Interim Chief Legal and Compliance Officer in November 2019 and became General Counsel in January 2020. She was appointed as Secretary of the Corporation on March 20, 2020. She was previously at Aon plc, a leading global professional services firm providing a broad range of risk, retirement and health solutions, where she served as Global Chief Compliance Officer from July 2015 to June 2019 and Chief Counsel, Global Employment from October 2010 to July 2015. During her 14-year tenure with Aon, she served the company in its Chicago and London offices in a variety of key leadership roles. Prior to joining Aon, Beth was a partner in the Chicago office of the global law firm Winston & Strawn LLP, where she advised businesses in a variety of industries from early stage to maturity. Beth brings over 25 years of broad legal experience and earned her JD from Chicago-Kent College of Law and a Bachelor of General Studies degree, with a concentration in Economics, from the University of Michigan.

Jennifer Dooley

Jennifer Dooley has been GTI’s Chief Strategy Officer since April 2018. In addition to her responsibilities in strategy, on an interim basis, she has led marketing since October 2019 and led information technology from October to December 2019. Jennifer joined GTI in March 2016 and was Vice President of Marketing and Brand Development until April 2017 and Chief Marketing Officer from April 2017 to April 2018. Prior to joining GTI, from June 2008 to March 2016, Jennifer held various marketing leadership roles at Storck USA, a top 10 global confectioner, known for brands Werther’s Original, Toffifay, Mamba, merci and RIESEN. Jennifer has an MBA from Northwestern University Kellogg School of Management with emphases in Marketing, Entrepreneurship and Innovation. Jennifer graduated summa cum laude from the College of Charleston with a Bachelor of Science in Business Administration and English. Jennifer brings a decade of experience building consumer brands. In 2019, Jennifer was named to Marijuana Venture’s “40 Under 40” list.

Julie Knudson

Julie Knudson joined GTI in August 2019 as the Chief People Officer. From February 2015 to March 2018, Julie was Senior Vice President and Chief Human Resources Officer at GGP Inc., an S&P 500 company. Prior to GGP, Julie was the head of human resources in public companies Echo Global Logistics, DigitalGlobe and YesMail and held leadership positions at Accenture including as Vice President Human Resources for its subsidiary Navitaire. She also spent time in Rwanda as the Country Director for The Clinton Foundation. She started her career in consulting and brings 30 years of business and global human resources leadership experience. Julie has a Bachelor of Science in Accountancy from the University of Illinois, graduating with Bronze Tablet honors, and a Sloan Master’s in Leadership and Strategy from the London Business School, graduating with distinction. Julie has been a director of a private foundation and is an Advisory Council Member of Youth Guidance’s WOW (Working on Womanhood) program.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Board is authorized to review and approve annually all compensation decisions relating to the executive officers of the Corporation. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how the Corporation’s compensation program is structured for its Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers”).

Compensation Governance

The Board has not adopted any formal policies or procedures to determine the compensation of the Corporation’s directors or executive officers. The compensation of the directors is determined by the Board, based on the recommendations of the Compensation Committee. Recommendations of the Compensation Committee are made giving consideration to the objectives discussed below and, if applicable, considering applicable industry data. The Compensation Committee is delegated the authority to determine and approve the compensation of the Corporation’s executive officers.

The Compensation Committee currently consists of three directors: Glen Senk (Chair), Westley Moore and Wendy Berger, all of whom have direct and indirect experience relevant to their roles as members of the Compensation Committee. Glen Senk and Westley Moore are independent director members of the Compensation Committee. For details regarding the experience of the members of the Compensation Committee, see “Proposals 1 and 2—Election of Directors, Biographical Information.”

The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for recommending to the board compensation levels for the directors, fixing compensation levels, perquisites and supplemental benefits for the executive officers and for entering into employment, severance protection, change in control and related agreements and plans for the CEO and other executive officers, provided that any individual agreement with the CEO is subject to Board approval. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan and proposing changes thereto and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors. The independent directors on the Compensation Committee are responsible for approving any equity or incentive awards under the Stock and Incentive Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on the Corporation’s succession plans for its executive officers.

The Compensation Committee endeavors to ensure that the philosophy and operation of the Corporation’s compensation program reinforces its culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term and aligns their interests with those of the Corporation’s shareholders. In addition, the Compensation Committee is to review the Corporation’s annual disclosure regarding executive compensation for inclusion where appropriate in the Corporation’s disclosure documents.

Elements of Compensation

1.    Base Salary. Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive and overall performance and the time which the executive officer is required to devote to the Corporation in fulfilling his or her responsibilities.

2.    Short-Term Incentive Awards. A cash (or combination of cash and equity award) incentive payment or bonus is a short-term incentive that is intended to reward each executive officer for his or her individual contribution and performance of personal objectives as well as overall corporate performance. Bonuses are designed to motivate executive officers to achieve personal business objectives and to be accountable for the Corporation’s performance, as well as to attract and retain executives.

3.    Long-Term Equity Incentive Awards. Long-term incentives are intended to align the interests of the Corporation’s directors and executive officers with those of the shareholders and to provide a long-term incentive that rewards these parties for their contribution to the creation of shareholder value. In establishing the number of Options and RSUs to be granted, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size in the same business as the Corporation. The Compensation Committee and, with respect to director compensation, the Board also consider previous grants of Options or RSUs and the overall number of Options or RSUs to such executive officer that are outstanding relative to the number of outstanding securities in determining whether to make any new grants of Options or RSUs and the size and terms of any such grants. With respect to executive officers, the Compensation Committee also considers the level of effort, time, responsibility, ability, experience and level of commitment of the executive officer in determining the level of long-term equity incentive awards. With respect to directors, the Compensation Committee and the Board also consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the Board members in determining the level of long-term equity incentive awards.

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the named executive officers of the Corporation in the last two (2) fiscal years.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Benjamin Kovler,	2019	$295,000	$400,000	$1,404,000		$1,764,000		$—	$—	$52,943	(6)	$3,915,943
Chief Executive Officer and Chairman	2018	$312,185	$241,400	$563,945	(4)	$506,332	(5)	$—	$—	$25,000	(7)	$1,648,862

Anthony Georgiadis,	2019	$297,500	$400,000	$1,053,000		$1,764,000		$—	$—	$52,878	(6)	$3,567,378
Chief Financial Officer and Director	2018	$250,000	$158,600	$563,945	(4)	$506,332	(5)	$—	$—	$25,000	(7)	$1,503,877

Jennifer Dooley,	2019	$219,563	$75,128	$702,000		$882,000		$—	$—	$880	(6)	$1,879,571
Chief Strategy Officer	2018	$156,250	$109,300	$563,945	(4)	$506,332	(5)	$—	$—	$77,780	(8)	$1,325,807

Notes:

(1)

2018 compensation amounts reflect aggregate compensation earned from the Corporation and certain subsidiaries thereof for the 12 months ended December 31, 2018, which includes compensation earned during this period prior to the Transaction.

(2)	Bonus amounts reflect short-term incentive awards based upon performance in the applicable year and paid in the subsequent year.
(3)

The amounts reported in the Stock Awards and the Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements for the fiscal year ended December 31, 2018, which are included in or Form 10-K for the fiscal year ended December 31, 2019. On April 12, 2019, the named executive officers were awarded RSUs, one-third of each such award vests on each of the first three anniversaries of the grant date, and on July 26, 2019, the named executive officers were awarded Options, one-third of each such award vests on each of the first three anniversaries of the grant date, as follows:

	RSUs	Options
Benjamin Kovler	100,000	300,000
Anthony Georgiadis	75,000	300,000
Jennifer Dooley	50,000	150,000

(4)

Benjamin Kovler, Anthony Georgiadis and Jennifer Dooley each received 50,000 RSUs on August 30, 2018 which had a two-year vesting schedule, with 50% vesting on the first anniversary date of the grant and 50% vesting on the second anniversary date of the grant. Also reflects profits interests in VCP23, LLC (“VCP”) received on January 1, 2018, which had a $0 value at grant and were amended on January 20, 2018. Such profits interests in VCP vested and converted into 17,526 and 26,288 Super Voting Shares of the Company, respectively, upon the closing of the Amalgamation. The “Amalgamation” refers to the Canadian three-cornered amalgamation completed in June 2018 whereby, among other things, VCP and other parties contributed assets to the Corporation in exchange for equity interests in the Corporation, as further described in “Item 1, Business – General Description of the Business” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(5)

Benjamin Kovler, Anthony Georgiadis and Jennifer Dooley each received 50,000 Options on August 30, 2018, which had a strike price of C$14.64 and a three-year vesting schedule, with 33 1/3% vesting on the first anniversary date of the grant, 33 1/3% vesting on the second anniversary date of the grant and the remaining 33 1/3% vesting on the third anniversary date of the grant.

(6)	The amounts included for 2019 include $50,000 in director fees for each of Benjamin Kovler and Anthony Georgiadis, and for each named executive officer, the applicable costs of meals.
(7)	Benjamin Kovler and Anthony Georgiadis each received $25,000 in 2018 for attendance at Board and Board committee meetings.
(8)

Jennifer Dooley received profits interests in VCP on May 14, 2018 with taxable gain of $77,780. Such profits interests in VCP vested and converted into 453 Multiple Voting Shares of the Company, or 45,300 Subordinate Voting Shares on an as-converted basis, upon the closing of the Amalgamation.

Outstanding Equity Awards Table

The following table sets forth outstanding equity awards for the named executive officers of the Corporation at fiscal 2019-year end.

			Option Awards						Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (C$)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Benjamin Kovler Chief Executive Officer and Chairman	8/30/2018	(2)	16,666	33,334	—	C$	14.64	8/30/2028	—	—	—	—
	8/30/2018	(3)	—	—	—		—	—	—	—	25,000	$246,000
	4/12/2019	(4)	—	—	—		—	—	—	—	100,000	$984,000
	7/26/2019	(5)	—	300,000	—	C$	12.07	7/26/2024	—	—	—	—

Anthony Georgiadis Chief Financial Officer and Director	8/30/2018	(2)	16,666	33,334	—	C$	14.64	8/30/2028	—	—	—	—
	8/30/2018	(3)	—	—	—		—	—	—	—	25,000	$246,000
	4/12/2019	(4)	—	—	—		—	—	—	—	75,000	$738,000
	7/26/2019	(5)	—	300,000	—	C$	12.07	7/26/2024	—	—	—	—

Jennifer Dooley Chief Strategy Officer	8/30/2018	(2)	16,666	33,334	—	C$	14.64	8/30/2028	—	—	—	—
	8/30/2018	(3)	—	—	—		—	—	—	—	25,000	$246,000
	4/12/2019	(4)	—	—	—		—	—	—	—	50,000	$492,000
	7/26/2019	(5)	—	150,000	—	C$	12.07	7/26/2024	—	—	—	—

Notes:

(1)

Based on the closing price of C$12.79 of a subordinate voting share on the Canadian Stock Exchange on December 31, 2019, or US$9.84 (based on the exchange rate for such date as reported in the Wall Street Journal).

(2)	Option award that vests in one-third increments on each of the first three anniversaries of the grant date.
(3)	RSU Award that vests in 50% increments on each of the first two anniversaries of the grant date.
(4)	RSU Award that vests in one-third increments on each of the first three anniversaries of the grant date.
(5)	Option award that vests in one-third increments on each of the first three anniversaries of the date of grant.

Retirement Benefit Plans

Effective August 1, 2019, each named executive officer is eligible to participate in the Vision Management Services, LLC 401(k) Plan (the “VMS 401(k) Plan”), a tax-qualified, defined contribution retirement plan. The VMS 401(k) Plan is generally available to eligible employees of GTI’s operating subsidiary, Vision Management Services, LLC (“VMS”), and other GTI subsidiaries that have elected to participate in the VMS 401(k) Plan. Participants in the VMS 401(k) Plan are eligible to make before-tax contributions and Roth contributions and, if VMS elects, to receive discretionary matching and/or profit-sharing contributions.

Termination and Change of Control Benefits

Except as described below, the Corporation does not have any contract, agreement, plan or arrangement that provides for payments to a named executive officer at, following or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change of control of the Corporation or a change in a named executive officer’s responsibilities. The services of each of Benjamin Kovler, Anthony Georgiadis and Jennifer Dooley are provided on an at-will basis.

The RSUs and Options granted pursuant to the Stock and Incentive Plan, as amended, provide for full vesting in the event the awardee is terminated by the Corporation without cause (as defined in the applicable award agreements) within 12 months following a change of control (as defined in the applicable award agreements). Options that are vested due to such a termination are exercisable for the duration of the option’s original term. Further, the Corporation, acting through its Board or its Compensation Committee, has broad discretion in how to treat awards under the Stock and Incentive Plan in the event of a change of control. Such discretion includes the ability to fully vest and cash-out awards, arrange for awards to be assumed by a buyer, provide for economically equivalent replacement awards or eliminate future vesting or exercisability as of, or following, a change of control.

DIRECTOR COMPENSATION

The following table sets forth all compensation paid to or earned by each director of the Corporation during fiscal year 2019 other than the two named executive officers who also serve as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wendy Berger	$50,000	$—	$—	$—	$—	$—	$50,000
William Gruver(1)	$25,000	$243,286	$—	$—	$—	$—	$267,850
Glen Senk	$50,000	$—	$—	$—	$—	$—	$50,000
Wes Moore	$50,000	$—	$—	$—	$—	$—	$50,000
Alejandro Yemenidjian(2)	$25,000	$202,737	$—	$—	$—	$—	$227,373

(1)

William Gruver was appointed to the Board in April 2019. As a new member of the Board, he was granted 21,839 RSUs for his duties on the Board on June 29, 2019, which vest on the first anniversary date of the grant, 3,640 of which were granted for his service as Chair of the Audit Committee.

(2)

Alejandro Yemenidjian joined the Board on in June 2019. As a new member of the Board, he was granted 18,199 RSUs for his duties on the Board on June 29, 2019, which vest on the first anniversary date of the grant. Mr. Yemenidjian also served as the Managing Director, Integral Associates from June 29, 2019 to April 6, 2020, for which he received salary of $138,456 during fiscal 2019.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2019, Glen Senk (Chair), Wendy Berger and Westley Moore served as members of the Compensation Committee. Wendy Berger has relationships requiring disclosure with respect to related party transactions, as described above under Proposals 1 and 2 – Election of Directors, Certain Relationships and Related Transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2019 by Section 16(a) under the Exchange Act.

GREEN THUMB INDUSTRIES INC.

NOTICE OF CHANGE OF AUDITORS (the “Notice”)

TO:	MNP LLP
Macias Gini & O’Connell, LLC

AND TO:	British Columbia Securities Commission
Alberta Securities Commission
Saskatchewan Financial Services Commission – Securities Division
The Manitoba Securities Commission
Ontario Securities Commission
New Brunswick Securities Commission
Nova Scotia Securities Commission
Newfoundland Securities Commission
Prince Edward Island Securities Commission

RE:	Notice Regarding Change of Auditor Pursuant to Section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)

Dear Sirs/Mesdames:

Green Thumb Industries Inc. (the “Corporation”) hereby gives notice that MNP LLP (the “Former Auditor”) has resigned as the Corporation’s auditor effective October 15, 2019 and that Macias Gini & O’Connell, LLC (the “Successor Auditor”) has been appointed as the Corporation’s auditor effective October 16, 2019 until the next annual meeting of the Corporation.

The Former Auditor resigned on its own initiative during its term of appointment.

The resignation of the Former Auditor and the appointment of the Successor Auditor have been approved by the Audit Committee and the Board of Directors of the Corporation.

There have been no modified opinions expressed in the Former Auditor’s report on the Corporation’s financial statements for any period during which the Former Auditor was the Corporation’s auditor. There have been no “reportable events” as such term is defined in NI 51-102.

Dated this 16th day of October, 2019.

GREEN THUMB INDUSTRIES INC.

By:	(signed) “Anthony Georgiadis”
Chief Financial Officer

British Columbia Securities Commission

Alberta Securities Commission

Saskatchewan Financial Services Commission – Securities Division

The Manitoba Securities Commission

Ontario Securities Commission

New Brunswick Securities Commission

Nova Scotia Securities Commission

Newfoundland Securities Commission

Prince Edward Island Securities Commission

RE:	Notice Regarding Change of Auditor of Green Thumb Industries Inc. Pursuant to Section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations dated October 16, 2019 (the “Notice”)

Dear Sirs/Mesdames:

We have read the Notice and we are in agreement with all of the statements contained therein.

Yours very truly,

Macias Gini & O’Connell, LLC

Dated this 16th day of October, 2019.

October 17, 2019

British Columbia Securities Commission

Alberta Securities Commission

Saskatchewan Financial Services Commission – Securities Division

The Manitoba Securities Commission

Ontario Securities Commission

New Brunswick Securities Commission

Nova Scotia Securities Commission

Newfoundland Securities Commission

Prince Edward Island Securities Commission

RE:	Notice Regarding Change of Auditor of Green Thumb Industries Inc. Pursuant to Section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations dated October 16, 2019 (the “Notice”)

Dear Sirs/Mesdames:

Pursuant to National Instrument 51-102 – Continuous Disclosure Obligations, we have reviewed the information contained in the Notice of Change of Auditor of Green Thumb Industries Inc. dated October 16, 2019 (the “Notice”) and, based on our knowledge of such information at this time, we agree with the statements made in the Notice.

Yours very truly,

Chartered Professional Accountants

GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 412 CHICAGO, IL 60654
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central time on Friday, June 19, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/GTBIF2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central time on Friday, June 19, 2020. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D11873-P39518 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
GREEN THUMB INDUSTRIES INC.
The Board of Directors recommends you vote FOR the following proposals:
For Against
1. Number of Directors. To set the number of directors to be elected at the Meeting to 7 (seven).
2. Election of Directors Nominees:
1a. Benjamin Kovler 1b. Anthony Georgiadis 1c. Wendy Berger 1d. William Gruver 1e. Westley Moore 1f. Glen Senk 1g. Alejandro Yemenidjian
For Withhold
3. Re-Appointment of Auditors. Re-appoint Macias Gini
& O’Connell LLP, as auditors of the Corporation and to authorize the Board of Directors of the Corporation to fix the auditors’ remuneration and terms of engagement.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. I/we hereby revoke any proxy previously given with respect to the Meeting.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
GREEN THUMB INDUSTRIES INC.
Form of Proxy – Annual General Meeting to be held on June 23, 2020
Appointment of Proxyholder
I/We being the undersigned holder(s) of Green Thumb Industries Inc. hereby appoint Beth E. Burk or, failing her, Jennifer Dooley. OR
Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:
as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Green Thumb Industries Inc. to be held via live webcast at www.virtualshareholdermeeting.com/GTBIF2020 at 10:00 a.m. (Central time) on June 23, 2020 or at any adjournment or postponement thereof.
This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10:59 p.m., Central time, on June 19, 2020. Notes to Proxy
1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
Continued and to be signed on reverse side